    As filed with the Securities and Exchange Commission on August 9, 2000

                                                      REGISTRATION NO. 333-35164

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                 ---------------------------------------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                 ---------------------------------------------

                        SPEECHWORKS INTERNATIONAL, INC.
            (Exact Name of Registrant as Specified in its Charter)

                DELAWARE                                  04-3239151
     (State or Other Jurisdiction                      (I.R.S. Employer
     of Incorporation or Organization)                 Identification No.)

                              695 ATLANTIC AVENUE
                          BOSTON, MASSACHUSETTS 02111
                                (617) 428-4444
                    (Address of Principal Executive Offices)

    THE SPEECHWORKS INTERNATIONAL, INC. 2000 EMPLOYEE STOCK PURCHASE PLAN
  THE SPEECHWORKS INTERNATIONAL, INC. 2000 EMPLOYEE, DIRECTOR AND CONSULTANT
                                   STOCK PLAN
THE SPEECHWORKS INTERNATIONAL, INC. AMENDED AND RESTATED 1995 STOCK OPTION PLAN

                              Stuart R. Patterson
                     President and Chief Executive Officer
                        Speechworks International, Inc.
                              695 Atlantic Avenue
                          Boston, Massachusetts 02111
                                 (617) 428-4444
    (Name, address, including zip code, and telephone number, including area code, of agent for service)

                 ---------------------------------------------

                        CALCULATION OF REGISTRATION FEE

                                                              Proposed                Proposed
Title of                                                       Maximum                 Maximum
securities to be                    Amount to be             Offering Price            Aggregate                Amount of
registered                         Registered (1)            Per Share (2)         Offering Price (2)         regisration fee
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock, $.001 par value           200,000                  $ 80.75             $  16,150,000              $  4,264
                                      5,254,924                  $  3.03             $  15,903,320              $  4,199
                                      4,125,244                  $ 80.75             $ 333,113,453              $ 87,942
                                      ---------                                                                 -------
                                      9,580,168                                                                 $ 96,405

===================================================================================================================================

(1) The number of shares of common stock, par value $.001 per share ("Common Stock"), stated above consists of the aggregate number of shares which may be sold under the SpeechWorks International, Inc. 2000 Employee Stock Purchase Plan, (the "Purchase Plan") or which may be sold upon exercise of options which have been granted and/or may hereafter be granted under the SpeechWorks International, Inc. 2000 Employee, Director and Consultant Stock Option Plan and the SpeechWorks International, Inc. Amended and Restated 1995 Stock Option Plan (together, the "Option Plans"). The maximum number of shares which may be sold under the Purchase Plan or which may be sold upon exercise of options granted under the Option Plans are subject to adjustment in accordance with certain anti-dilution and other provisions of such Plans. Accordingly, pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement covers, in addition to the number of shares stated above, an indeterminate number of shares which may be subject to grant or otherwise issuable after the operation of any such anti-dilution and other provisions.

(2) This calculation is made solely for the purpose of determining the registration fee pursuant to the provisions of Rule 457(h) under the Securities Act as follows: (i) in the case of shares of Common Stock which may be purchased under the Purchase Plan, the fee is calculated on the basis of the average of the high and low sale prices per share of the Common Stock on the Nasdaq National Market as of a date (August 3, 2000) within 5 business days prior to filing this Registration Statement, (ii) in the case of shares of Common Stock which may be purchased upon exercise of outstanding options granted under the Option Plans, the fee is calculated on the basis of the price at which the options may be exercised, and (iii) in the case of shares of Common Stock for which options have not yet been granted and the option price of which is therefore unknown, the fee is calculated on the basis of the average of the high and low sale prices per share of the Common Stock on the Nasdaq National Market as of a date (August 3, 2000) within 5 business days prior to filing this Registration Statement.

                                EXPLANATORY NOTE
                                ----------------


     In accordance with the instructional Note to Part I of Form S-8 as promulgated by the Securities and Exchange Commission, the information specified by Part I of Form S-8 has been omitted from this Registration Statement on Form S-8 for offers of Common Stock pursuant to the Purchase Plan and the Option Plans.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Certain Documents by Reference.
--------------------------------------------------------

     The following documents filed by the Registrant with the Commission are incorporated herein by reference:

     (a) The Company's Prospectus dated July 31, 2000 filed with the Commission pursuant to Rule 424(b) of the Securities Act.

     (b) The description of the Common Stock contained in the Registrant's Registration Statement on Form 8-A (File No. 000-31097) filed under the Securities Exchange Act of 1934, including any amendment or report filed for the purpose of updating such description.

     All reports and other documents filed by the Registrant after the date hereof pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such reports and documents.

Item 4.  Description of Securities.
----------------------------------

     Not applicable.

Item 5.  Interests of Named Experts and Counsel.
-----------------------------------------------

     The validity of the issuance of the shares of Common Stock under this Registration Statement has been passed upon for the Company by Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Boston, Massachusetts. Attorneys of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. collectively own 15,584 shares of Common Stock of the Company and Mintz Levin Investments LLC owns 20,175 shares of Common Stock of the Company.

Item 6.  Indemnification of Directors and Officers.
--------------------------------------------------

     Incorporated by reference to the Registrant's Registration Statement on Form S-1, File No. 333-35164.

Item 7.  Exemption from Registration Claimed.
--------------------------------------------

     Not applicable.

Item 8.  Exhibits.
-----------------

     (3.1) Form of Common Stock Certificate, incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement filed on Form S-1, File No. 333-35164.

     (4.2)  Restated Certificate of Incorporation of the Registrant.

     (4.3) Amended and Restated Bylaws of the Registrant, incorporated herein by reference to Exhibit 3.4 to the Registrant's Registration Statement filed on Form S-1, File No. 333-35164.

     (5) Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. as to the legality of shares being registered.

     (23.1) Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
            (included in opinion of counsel filed as Exhibit 5).

     (23.2) Consent of PriceWaterhouse Coopers LLP.

     (24) Power of Attorney to file future amendments (set forth on the signature page of this Registration Statement).

     (99.1) The SpeechWorks International, Inc. 2000 Employee Stock Purchase
            Plan, incorporated herein by reference to Exhibit 10.7 to the Registrant's Registration Statement filed on Form S-1, File
            No. 333-35164.

     (99.2) The SpeechWorks International, Inc. 2000 Employee, Director and
            Consultant Stock Plan, incorporated herein by reference to Exhibit
            10.6 to the Registrant's Registration Statement filed on Form S-1, File No. 333-35164.

     (99.3) The SpeechWorks International, Inc. Amended and Restated 1995 Stock
            Option Plan, incorporated herein by reference to Exhibit 10.5 to the Registrant's Registration Statement field on Form S-1, File
            No. 333-35164.


Item 9.  Undertakings.
---------------------

(a)  The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement.

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

          provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Boston, Massachusetts on August 9, 2000.

                                    SPEECHWORKS INTERNATIONAL, INC.

                                    By /s/ Stuart R. Patterson
                                      ------------------------------------
                                          Stuart R. Patterson
                                          President and Chief Executive Officer

     Each person whose signature appears below constitutes and appoints Stuart
R. Patterson and Rick Olin, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 of SpeechWorks International, Inc., or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                Title                                           Date
---------                                -----                                           ----

/s/ Stuart R. Patterson             President, Chief Executive Officer and               August 9, 2000
-----------------------             Director (principal executive officer)
Stuart R. Patterson

/s/ Richard J. Westelman            Chief Financial Officer                              August 9, 2000
------------------------            (principal financial and accounting officer)
Richard J. Westelman

/s/ Michael S. Phillips             Chief Technology Officer and Director                August 9, 2000
------------------------
Michael S. Phillips

/s/ William J. O'Farrell             Director                                            August 9, 2000
------------------------
William J. O'Farrell

/s/ Axel Bichara                    Director                                             August 9, 2000
------------------------
Axel Bichara

/s/ Richard Burnes                  Director                                             August 9, 2000
------------------------
Richard Burnes

/s/ Robert Finch                    Director                                             August 9, 2000
------------------------
Robert Finch

/s/ John C. Freker, Jr.             Director                                             August 9, 2000
------------------------
John C. Freker, Jr.

                        SPEECHWORKS INTERNATIONAL, INC.

                         INDEX TO EXHIBITS FILED WITH
                        FORM S-8 REGISTRATION STATEMENT

Exhibit
Number                    Description
------                    -----------

(4.1) Form of Common Stock Certificate incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement filed on Form S-1, File
                          No. 333-35164.

(4.2)                     Restated Certificate of Incorporation of the
                          Registrant.

(4.3) Amended and Restated Bylaws of the Registrant, incorporated herein by reference to Exhibit 3.4 to the Registrant's Registration Statement filed on Form S-1, File No. 333-35164.

(5) Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. as to the legality of shares being registered.

(23.1) Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in opinion of counsel filed as Exhibit 5).

(23.2)                    Consent of PriceWaterhouseCoopers LLP.

(24) Power of Attorney to file future amendments (set forth on the signature page of this Registration Statement).

(99.1) The SpeechWorks International, Inc. 2000 Employee Stock Purchase Plan, incorporated herein by reference to Exhibit 10.7 to the Registrant's Registration Statement on Form S-1, File No. 333-35164.

(99.2) The SpeechWorks International, Inc. 2000 Employee, Director and Consultant Stock Plan, incorporated herein by reference to Exhibit 10.6 to the Registrant's Registration Statement on Form S-1, File No. 333-35164.

(99.3) The SpeechWorks International, Inc. Amended and Restated 1995 Stock Option Plan, incorporated herein by reference to Exhibit 10.5 to the Registrant's Registration Statement on Form S-1, File No. 333-35164.